UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 1 of its series: Wells Fargo Asset Allocation Fund.

Date of reporting period:    May 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

May 31, 2020

Wells Fargo Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asset Allocation Fund for the 13-month period that ended May 31, 2020. We are reporting on a 13-month basis at this time because the fiscal year end for the Fund changed from April 30 to May 31, effective May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets performed better, with the exception of high-yield bonds, as U.S. bonds overall achieving widespread gains.

For the 13-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks fared somewhat better, breaking even overall. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 5.21%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell -7.97%, while the MSCI EM Index (Net)3 trailed slightly, with a -10.49% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a robust 10.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 3.44%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.98%, but the ICE BofA U.S. High Yield Index7 had rockier returns, losing -0.86%, reflecting its risk exposure.

The year began on slightly shaky footing but markets recovered.

The 13-month period began on the heels of a strong start to 2019 after the U.S. Federal Reserve (Fed) had indicated it would change course with more supportive monetary policy. However, markets tumbled in May on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on China, China responded with its own tariffs, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Asset Allocation Fund

Letter to shareholders (unaudited)

Investors regrouped midway through the fiscal year as sentiment turned positive and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Investors regrouped midway through the fiscal year as sentiment turned positive and U.S. equity markets advanced.”

Wells Fargo Asset Allocation Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system.”

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the extreme volatility of the previous two months, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented stimulus measures taken by governments and central banks to buffer the economic damage created by mass shutdowns to try to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Global stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped to maintain robust IT sector earnings, which helped to drive powerful well- known technology stocks higher.

4  |  Wells Fargo Asset Allocation Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Wells Fargo Asset Allocation Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡,FRM

Petros N. Bocray, CFA®‡,FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of May 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EAAFX)	7-29-1996	-0.74	1.61	4.53	5.33	2.82	5.15	1.31	1.13

Class C (EACFX)	10-3-2002	3.63	2.07	4.37	4.63	2.07	4.37	2.06	1.88

Class R (EAXFX)	10-10-2003	–	–	–	5.12	2.58	4.91	1.56	1.38

Administrator Class (EAIFX)	10-3-2002	–	–	–	5.59	3.00	5.36	1.23	0.95

Institutional Class (EAAIX)[4]	11-30-2012	–	–	–	5.81	3.22	5.52	0.98	0.80

Asset Allocation Blended Index[5]	–	–	–	–	8.28	5.36	7.26	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	9.42	3.94	3.92	–	–

MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	-3.43	0.79	4.38	–	–

Russell 3000® Index[8]	–	–	–	–	11.46	9.17	12.80	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.54% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through August 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.38% for Class R, 0.95% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from money market funds, and extraordinary expenses are excluded from the expense caps. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[5]

Source: Wells Fargo Funds Management, LLC. The Asset Allocation Blended Index is composed 45% Russell 3000® Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI ACWI ex USA Index (Net). Prior to June 16, 2018, it was comprised of 65% MSCI ACWI Index (Net) and 35% Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar– denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage backed. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Asset Allocation Blended Index, Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[13]

The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[14]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[15]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash represents the net offset to such futures positions. These amounts are subject to change and may have changed since the date specified.

[16]

The Chicago Board Options Exchange (CBOE) Market Volatility Index (VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

Wells Fargo Asset Allocation Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the Asset Allocation Blended Index as well as the Bloomberg Barclays U.S. Aggregate Bond Index and the Russell 3000® Index for the 13-month period that ended May 31, 2020. Meanwhile, the Fund outperformed the MSCI ACWI ex USA Index (Net).

∎

An overweight to spread-related credit investments had an adverse impact on the fixed-income segment of the portfolio. Security selection within the domestic and international equity allocations detracted from performance as well.

∎

Asset allocation decisions benefited the Fund during the period, due largely to trades within our tactical asset allocation (TAA) futures overlay. A long exposure to the Japanese yen, which was initiated and closed in 2019, contributed to performance, as did our outright long position in S&P 500 futures, which was established amid the sell-off in the first quarter of 2020. Our overweight to Nasdaq 100 futures contributed as well.

Overweight to spread-related credit investments and security selection within equities detracted from performance.

An overweight to spread-related investments, including investment-grade credit and, to a lesser extent, high-yield bonds, had an adverse impact on the fixed-income segment of the portfolio as spreads widened during the 13-month period. Security selection within the domestic and international equity allocations detracted from performance as well. Specifically, the Fund’s exposure to two managers in the U.S. and international large-cap value segments detracted from the performance of the Fund’s equity portfolio.

Ten largest holdings (%) as of May 31, 2020[10]

Wells Fargo Managed Fixed Income Portfolio	22.80

Wells Fargo Disciplined U.S. Core Fund Class R6	10.70

Wells Fargo Large Company Value Portfolio	10.18

Wells Fargo International Value Portfolio	9.89

Wells Fargo Diversified Large Cap Growth Portfolio	9.63

Wells Fargo Disciplined International Developed Markets Portfolio	8.81

Wells Fargo High Yield Corporate Bond Portfolio	6.15

Wells Fargo Core Bond Portfolio	5.46

Wells Fargo Real Return Portfolio	3.47

Wells Fargo C&B Large Cap Value Portfolio	3.02

The coronavirus pandemic upended the longest bull market on record.

After a stellar run in 2019 when U.S. and international equity markets rose sharply, risk markets came crashing down in the first quarter of 2020 amid the devastating impact of the global coronavirus pandemic that spread across Asia, Europe, and the U.S. From its peak on February 19 through its trough on March 23, the S&P 500 Index11 fell by a whopping 34%. International markets suffered even larger peak-to-trough declines, while corporate bond spreads widened to levels last seen during the financial crisis in 2009. Although the magnitude of the drawdown was remarkable, it was the speed by which it happened that rocked investors who, accustomed perhaps to witness such declines over longer time periods, had to watch as trillions of dollars in equity market valuations were wiped out in the span of a few weeks.

For the 13-month period as a whole, U.S. large-cap equities, as measured by the S&P 500 Index, managed to eke out slightly positive gains, while small-cap stocks, as measured by the Russell 2000® Index12, lost 10.14%. International developed and emerging market stocks, as measured by the MSCI EAFE Index13 and the MSCI EM Index14, ended the period in negative territory with losses of 6.92% and -10.49%, respectively. Fixed-income investments, on the other hand, gained amid a precipitous decline in yields, which boosted bond prices. The Bloomberg Barclays U.S. Aggregate Bond Index, a commonly used benchmark for the broad-based investment-grade U.S. bond market, rose by 10.42% during the period.

Please see footnotes on page 7.

8  |  Wells Fargo Asset Allocation Fund

Performance highlights (unaudited)

Tactical portfolio tilts contributed to performance during the 13-month period.

Allocations (%) as of May 31, 2020

	Neutral Allocation	Effective Allocation[15]

Bonds	35	40

Stocks	65	63

Effective Cash	0	-3

Within the Fund’s tactical asset allocation (TAA) futures overlay, we maintained a conservative posture until the sell-off this year presented us with an opportunity to add some risk to the portfolio. Specifically, during the spring of 2019, we introduced exposure to the Japanese yen, which tends to serve as a safe haven during times of market distress. We added to our defensive positions during the latter part of the summer of 2019 with a long exposure to

U.S. 10-year Treasury futures and a short position in S&P 500 Index futures. Our long yen position, which we closed out in mid-August 2019, contributed while our short S&P 500 Index futures position detracted from performance.

In the first quarter of 2020, we established a long position in Nasdaq 100 Index futures and a short position in Russell 2000® Index futures. Both positions were implemented as relative-value trades: long/short positions paired with S&P 500 Index futures. We also initiated an equity overweight amid the sell-off by establishing an outright long position in S&P 500 Index futures. As markets rebounded in April, our long S&P 500 Index position added handsomely to performance, as did our long exposure to the Nasdaq 100 futures, which benefited from concentrated positions in technology stocks—an area of the market that has held up well this year.

Global macroeconomic conditions are clouded by the coronavirus.

After bottoming down about -31% year to date on March 23, the U.S. equity market was only off about -5% year to date at the end of May. Various surveys indicate that investors were expecting a U-shaped recovery, but so far we have seen a V shape without much time spent consolidating near the bottom. The VIX Index16 of implied volatility has retreated from levels in the 80s to more tractable levels in the 30s.

Interestingly, this sharp market recovery occurred while weekly unemployment claims have continued at a record-setting pace of 4 million to 6 million new claims. The previous record for weekly new unemployment claims was just under 700,000 in 1982. Normally, unemployment claims of this magnitude would have a severe negative effect on markets. These are not normal times.

In addition to the unemployment data, this self-imposed business shutdown has resulted in second-quarter 2020 gross domestic product estimates ranging from an annualized decline of 24% to as much as 40%. Not only are these shockingly high, it is also hard to infer any real meaning given the rapid magnitude, disparity, and uncertainty.

Regardless, the market has rebounded. Perhaps this reflects an expectation that jobs will return quickly once the shutdown restrictions are relaxed. This also seems to be reflected in forward gross domestic product forecasts that call for rebounds of around 20% to 25% in the third quarter of 2020 and a further 10% to 15% increase in the fourth quarter.

However, the concern remains: Will consumer demand be large enough to get back to full employment? Perhaps the shutdown will cause some businesses to permanently change their business model. Perhaps many consumers will change their consumption patterns. We will not know for several months. Historically the U.S. economy has generally been resilient due to its ability to innovate and adapt. We will continue to monitor the situation and look for answers while making appropriate changes in the portfolio.

Please see footnotes on page 7.

Wells Fargo Asset Allocation Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$969.55	$5.17	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%

Class C

Actual	$1,000.00	$966.43	$8.80	1.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.05	$9.02	1.79%

Class R

Actual	$1,000.00	$968.93	$6.25	1.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.41	1.27%

Administrator Class

Actual	$1,000.00	$970.82	$4.24	0.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34	0.86%

Institutional Class

Actual	$1,000.00	$972.06	$3.55	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64	0.72%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Asset Allocation Fund

Portfolio of investments—May 31, 2020

		Value
Investment Companies: 99.10%

Affiliated Master Portfolios: 85.77%
Wells Fargo C&B Large Cap Value Portfolio		$50,280,462
Wells Fargo Core Bond Portfolio		90,778,035
Wells Fargo Disciplined International Developed Markets Portfolio		146,567,361
Wells Fargo Diversified Large Cap Growth Portfolio		160,161,534
Wells Fargo Emerging Growth Portfolio		19,049,537
Wells Fargo Factor Enhanced Emerging Markets Portfolio		22,329,165
Wells Fargo High Yield Corporate Bond Portfolio		102,279,115
Wells Fargo International Value Portfolio		164,545,649
Wells Fargo Large Company Value Portfolio		169,360,106
Wells Fargo Managed Fixed Income Portfolio		379,206,503
Wells Fargo Real Return Portfolio		57,715,565
Wells Fargo Small Company Growth Portfolio		19,187,191
Wells Fargo Small Company Value Portfolio		45,428,115

		1,426,888,338

	Shares
Affiliated Stock Funds: 13.33%
Wells Fargo Disciplined U.S. Core Fund Class R6	10,160,646	178,014,521
Wells Fargo Emerging Markets Equity Fund Class R6	918,585	22,128,708
Wells Fargo Emerging Markets Equity Income Fund Class R6	2,325,964	21,561,691

		221,704,920

Total Investment Companies (Cost $1,545,125,523)		1,648,593,258

Total investments in securities (Cost $1,545,125,523)	99.10%	1,648,593,258

Other assets and liabilities, net	0.90	14,942,638

Total net assets	100.00%	$1,663,535,896

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

NASDAQ 100 E-Mini Index	476	6-19-2020	$68,140,676	$91,013,580	$22,872,904	$0

S&P 500 E-Mini Index	115	6-19-2020	13,634,374	17,491,500	3,857,126	0

Short

British Pound Futures	(843)	6-15-2020	(64,203,909)	(64,942,612)	0	(738,703)

Russell 2000 E-Mini Index	(777)	6-19-2020	(38,892,271)	(54,110,280)	0	(15,218,009)

					$26,730,030	$(15,956,712)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  11

Portfolio of investments—May 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets

Investment Companies
Affiliated Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6	12,404,678	0	(2,244,032)	10,160,646	$(695,774)	$9,258,628	$0	$178,014,521
Wells Fargo Emerging Markets Equity Fund Class R6	927,245	0	(8,660)	918,585	11,700	602,288	0	22,128,708
Wells Fargo Emerging Markets Equity Income Fund Class R6	2,329,863	5,005	(8,904)	2,325,964	(10,951)	(59,652)	45,143	21,561,691

					$(695,025)	$9,801,264	$45,143	$221,704,920	13.33%

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Asset Allocation Fund

Portfolio of investments—May 31, 2020

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	17.27%	17.52%	$(3,872,868)	$5,675,018	$0	$27,330	$151	$50,280,462
Wells Fargo Core Bond Portfolio	1.74	1.57	2,749,931	(2,015,758)	179,266	0	369	90,778,035
Wells Fargo Disciplined International Developed Markets Portfolio	81.91	81.81	(1,795,170)	(8,306,790)	0	593,045	4,640	146,567,361
Wells Fargo Diversified Large Cap Growth Portfolio	71.19	70.75	(323,977)	11,427,736	0	202,503	144	160,161,534
Wells Fargo Emerging Growth Portfolio	2.73	2.63	(2,016,466)	4,749,866	0	2,531	67	19,049,537
Wells Fargo Factor Enhanced Emerging Markets Portfolio	10.99	11.03	(264,905)	739,682	0	36,671	71	22,329,165
Wells Fargo High Yield Corporate Bond Portfolio	0.00	59.90	1,046,569	15,585,210	13,984	0	1,003	102,279,115
Wells Fargo International Value Portfolio	20.67	20.82	(2,423,564)	8,372,083	0	688,215	291	164,545,649
Wells Fargo Large Company Value Portfolio	76.21	76.13	1,515,908	6,446,263	0	269,447	356	169,360,106
Wells Fargo Managed Fixed Income Portfolio	82.14	82.04	3,831,492	481,212	1,008,746	0	1,891	379,206,503
Wells Fargo Real Return Portfolio	36.01	35.61	420,305	330,779	0	0	74	57,715,565
Wells Fargo Small Company Growth Portfolio	1.40	1.38	(1,950,757)	3,471,687	0	1,621	166	19,187,191
Wells Fargo Small Company Value Portfolio	11.25	11.31	1,420,817	(813,047)	0	0	168	45,428,115

			$(1,662,685)	$46,143,941	$1,201,996	$1,821,363	$9,391	$1,426,888,338	85.77%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  13

Portfolio of investments—April 30, 2020

	Shares	Value
Exchange-Traded Funds: 3.58%
iShares Core S&P 500 Index ETF	130,473	$37,988,519
iShares Core U.S. Aggregate Bond ETF	172,767	20,231,016

Total Exchange-Traded Funds (Cost $51,236,652)		58,219,535

Investment Companies: 95.49%

Affiliated Master Portfolios: 80.03%
Wells Fargo C&B Large Cap Value Portfolio		48,562,091
Wells Fargo Core Bond Portfolio		99,437,097
Wells Fargo Disciplined International Developed Markets Portfolio		140,394,889
Wells Fargo Diversified Large Cap Growth Portfolio		156,806,985
Wells Fargo Emerging Growth Portfolio		18,331,017
Wells Fargo Factor Enhanced Emerging Markets Portfolio		21,947,268
Wells Fargo International Value Portfolio		158,107,995
Wells Fargo Large Company Value Portfolio		161,617,706
Wells Fargo Managed Fixed Income Portfolio		375,903,023
Wells Fargo Real Return Portfolio		57,380,426
Wells Fargo Small Company Growth Portfolio		18,436,364
Wells Fargo Small Company Value Portfolio		44,952,655

		1,301,877,516

Affiliated Stock Funds: 15.46%
Wells Fargo Disciplined U.S. Core Fund Class R6	12,404,678	208,026,453
Wells Fargo Emerging Markets Equity Fund Class R6	927,245	21,716,079
Wells Fargo Emerging Markets Equity Income Fund Class R6	2,329,863	21,667,728

		251,410,260

Total Investment Companies (Cost $1,505,765,246)		1,553,287,776

Total investments in securities (Cost $1,557,001,898)	99.07%	1,611,507,311

Other assets and liabilities, net	0.93	15,171,257

Total net assets	100.00%	$1,626,678,568

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Hang Seng Index	204	5-28-2020	$31,572,981	$32,237,394	$664,413	$0

NASDAQ 100 E-Mini Index	476	6-19-2020	68,140,656	85,570,520	17,429,864	0

S&P 500 E-Mini Index	115	6-19-2020	13,634,374	16,688,800	3,054,426	0

Short

Euro STOXX 50 Index	(1,053)	6-19-2020	(30,509,601)	(33,313,948)	0	(2,804,347)

Russell 2000 E-Mini Index	(777)	6-19-2020	(38,892,271)	(50,765,295)	0	(11,873,024)

					$21,148,703	$(14,677,371)

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Asset Allocation Fund

Portfolio of investments—April 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets

Investment Companies
Affiliated Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6	14,980,840	2,799,098	(5,375,260)	12,404,678	$957,982	$4,964,041	$(8,318,287)	$4,817,803	$208,026,453
Wells Fargo Emerging Markets Equity Fund Class R6	1,066,144	92,721	(231,620)	927,245	951,830	0	(3,944,562)	270,294	21,716,079
Wells Fargo Emerging Markets Equity Income Fund Class R6	2,372,396	348,544	(391,077)	2,329,863	204,790	0	(4,408,478)	616,915	21,667,728

					$2,114,602	$4,964,041	$(16,671,327)	$5,705,012	$251,410,260	15.46%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  15

Portfolio of investments—April 30, 2020

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	16.50%	17.27%	$(1,446,540)	$(4,924,718)	$0	$1,167,965	$38,694	$48,562,091
Wells Fargo Core Bond Portfolio	2.51	1.74	11,963,013	(3,022,494)	3,435,601	0	53,420	99,437,097
Wells Fargo Disciplined International Developed Markets Portfolio	83.23	81.91	6,060,943	(13,104,302)	0	2,766,712	232,801	140,394,889
Wells Fargo Diversified Large Cap Growth Portfolio	73.19	71.19	1,493,332	3,729,777	0	1,955,641	47,444	156,806,985
Wells Fargo Emerging Growth Portfolio	2.66	2.73	(7,980,977)	7,616,717	0	20,398	22,067	18,331,017
Wells Fargo Factor Enhanced Emerging Markets Portfolio	11.07	10.99	(1,593,755)	(3,508,528)	2,898	735,070	10,931	21,947,268
Wells Fargo International Value Portfolio	17.57	20.67	(4,710,469)	(30,864,627)	0	6,877,013	228,035	158,107,995
Wells Fargo Large Company Value Portfolio	77.87	76.21	(10,949,980)	(7,941,658)	5,653	4,598,670	41,170	161,617,706
Wells Fargo Managed Fixed Income Portfolio	83.84	82.14	24,526,047	(4,222,511)	16,146,503	0	138,394	375,903,023
Wells Fargo Real Return Portfolio	38.52	36.01	194,115	1,020,766	1,777,938	261,429	12,712	57,380,426
Wells Fargo Small Company Growth Portfolio	1.19	1.40	(12,336,676)	10,826,414	0	133,736	16,572	18,436,364
Wells Fargo Small Company Value Portfolio	40.65	11.25	(11,494,155)	1,433,528	0	1,041,639	37,765	44,952,655

			$(6,275,102)	$(42,961,636)	$21,368,593	$19,558,273	$880,005	$1,301,877,516	80.03%

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Asset Allocation Fund

Statements of assets and liabilities

	May 31, 2020	April 30, 2020
Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$1,426,888,338	$1,301,877,516
Investments in affiliated Underlying Funds, at value (see cost below)	221,704,920	251,410,260
Investments in unaffiliated securities, at value (see cost below)	0	58,219,535
Segregated cash for futures contracts	15,763,102	15,189,102
Cash	35,137,775	496,134
Receivable for investments sold	0	103,985
Receivable for Fund shares sold	239,869	280,655
Receivable for daily variation margin on open futures contracts	1,616,191	2,228,417
Prepaid expenses and other assets	20,787	24,189

Total assets	1,701,370,982	1,629,829,793

Liabilities
Payable for Fund shares redeemed	2,114,523	2,000,110
Due to broker	34,537,775	0
Management fee payable	155,095	134,652
Administration fees payable	272,506	254,845
Distribution fees payable	74,614	73,092
Shareholder report expenses payable	286,776	281,279
Shareholder servicing fees payable	295,780	276,708
Trustees’ fees and expenses payable	0	5,313
Accrued expenses and other liabilities	98,017	125,226

Total liabilities	37,835,086	3,151,225

Total net assets	$1,663,535,896	$1,626,678,568

Net assets consist of
Paid-in capital	$1,586,993,658	$1,606,349,230
Total distributable earnings	76,542,238	20,329,338

Total net assets	$1,663,535,896	$1,626,678,568

Computation of net asset value and offering price per share
Net assets – Class A	$1,287,856,079	$1,253,699,120
Shares outstanding – Class A1	94,872,797	95,585,064
Net asset value per share – Class A	$13.57	$13.12
Maximum offering price per share – Class A2	$14.40	$13.92
Net assets – Class C	$118,081,407	$120,028,673
Shares outstanding – Class C1	9,075,787	9,541,814
Net asset value per share – Class C	$13.01	$12.58
Net assets – Class R	$4,318,376	$4,105,553
Shares outstanding – Class R1	320,600	315,386
Net asset value per share – Class R	$13.47	$13.02
Net assets – Administrator Class	$21,628,018	$21,316,465
Shares outstanding – Administrator Class[1]	1,572,492	1,604,263
Net asset value per share – Administrator Class	$13.75	$13.29
Net assets – Institutional Class	$231,652,016	$227,528,757
Shares outstanding – Institutional Class[1]	17,026,948	17,313,301
Net asset value per share – Institutional Class	$13.61	$13.14

Investments in affiliated Master Portfolios, at cost	$1,328,436,883	$1,249,570,002

Investments in affiliated Underlying Funds, at cost	$216,688,640	$256,195,244

Investments in unaffiliated securities, at cost	$0	$51,236,652

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  17

Statements of operations

	Year ended May 31, 2020[1]	Year ended April 30, 2020
Investment income
Interest allocated from affiliated Master Portfolios*	$1,201,996	$21,368,593
Dividends allocated from affiliated Master Portfolios**	1,821,363	19,558,273
Dividends from affiliated Underlying Funds	45,143	5,705,012
Dividends	40,824	1,211,046
Affiliated income allocated from affiliated Master Portfolios	9,391	880,005
Interest	0	79,523
Expenses allocated from affiliated Master Portfolios	(652,594)	(8,878,036)
Waivers allocated from affiliated Master Portfolios	40,639	425,864

Total investment income	2,506,762	40,350,280

Expenses
Management fee	383,700	5,186,438
Administration fees
Class A	223,623	2,927,436
Class C	20,788	372,836
Class R	739	12,872
Administrator Class	2,346	35,371
Institutional Class	25,011	356,854
Shareholder servicing fees
Class A	265,877	3,485,019
Class C	24,624	443,753
Class R	839	15,301
Administrator Class	4,441	67,923
Distribution fees
Class C	73,779	1,330,548
Class R	834	15,235
Custody and accounting fees	6,750	99,314
Professional fees	5,228	55,991
Registration fees	10,864	133,139
Shareholder report expenses	7,232	304,901
Trustees’ fees and expenses	1,656	21,370
Interest expense	0	2,734
Other fees and expenses	7,998	79,178

Total expenses	1,066,329	14,946,213
Less: Fee waivers and/or expense reimbursements
Fund-level	(214,226)	(3,258,487)
Class A	(10,624)	(24,514)
Class C	0	(1,501)
Class R	(35)	0
Administrator Class	(1,800)	(27,356)
Institutional Class	(1,920)	(3,716)

Net expenses	837,724	11,630,639

Net investment income	1,669,038	28,719,641

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	(1,662,685)	(6,275,102)
Affiliated Underlying Funds	(695,025)	2,114,602
Capital gain distributions from affiliated Underlying Funds	0	4,964,041
Unaffiliated securities	8,151,146	4,132,002
Futures contracts	(4,514,378)	(2,795,024)

Net realized losses on investments	1,279,058	2,140,519

Net change in unrealized gains (losses) on
Securities transactions allocated from affiliated Master Portfolios	46,143,941	(42,961,636)
Affiliated Underlying Funds	9,801,264	(16,671,327)
Unaffiliated securities	(6,982,883)	555,662
Futures contracts	4,301,986	9,009,404

Net change in unrealized gains (losses) on investments	53,264,308	(50,067,897)

Net realized and unrealized gains (losses) on investments	54,543,366	(47,927,378)

Net increase (decrease) in net assets resulting from operations	$56,212,404	$(19,207,737)

* Net of foreign interest withholding taxes allocated from affiliated Master Portfolios in the amount of	$4,587	$ 0
** Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$422,867	$ 1,739,575

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Asset Allocation Fund

Statements of changes in net assets

	Year ended May 31, 2020[1]		Year ended April 30, 2020		Year ended April 30, 2019

Operations
Net investment income		$1,669,038		$28,719,641		$20,755,364
Net realized gains on investments		1,279,058		2,140,519		1,062,300,400
Net change in unrealized gains (losses) on investments		53,264,308		(50,067,897)		(1,062,932,079)

Net increase (decrease) in net assets resulting from operations		56,212,404		(19,207,737)		20,123,685

Distributions to shareholders from net investment income and net realized gains
Class A		0		(21,696,851)		(84,323,173)
Class C		0		(1,880,323)		(49,021,940)
Class R		0		(65,870)		(890,103)
Administrator Class		0		(445,651)		(3,566,052)
Institutional Class		0		(5,062,752)		(28,279,851)

Total distributions to shareholders		0		(29,151,447)		(166,081,119)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	370,617	4,834,007	6,471,393	88,539,900	34,050,657	449,171,578
Class C	21,252	268,156	352,682	4,601,983	825,822	10,412,345
Class R	5,366	70,207	76,686	1,045,391	179,739	2,385,319
Administrator Class	2,868	37,874	82,695	1,128,405	228,936	3,177,330
Institutional Class	117,750	1,544,789	2,340,394	31,989,185	5,876,209	79,990,604

		6,755,033		127,304,864		545,137,176

Reinvestment of distributions
Class A	0	0	1,392,639	19,726,126	5,969,685	74,229,878
Class C	0	0	109,235	1,477,961	3,744,287	44,856,563
Class R	0	0	3,939	55,022	54,585	672,355
Administrator Class	0	0	27,855	400,275	266,551	3,356,581
Institutional Class	0	0	271,898	3,868,327	1,717,238	21,401,729

		0		25,527,711		144,517,106

Payment for shares redeemed
Class A	(1,082,884)	(14,222,900)	(21,422,317)	(290,340,362)	(24,976,936)	(341,627,604)
Class C	(487,279)	(6,097,311)	(9,169,334)	(119,930,791)	(51,600,584)	(665,446,199)
Class R	(152)	(1,986)	(335,021)	(4,480,311)	(767,164)	(10,287,822)
Administrator Class	(34,639)	(464,546)	(820,004)	(11,202,765)	(2,984,603)	(40,704,497)
Institutional Class	(404,103)	(5,323,366)	(8,379,750)	(112,607,902)	(24,396,733)	(336,373,854)

		(26,110,109)		(538,562,131)		(1,394,439,976)

Net decrease in net assets resulting from capital share transactions		(19,355,076)		(385,729,556)		(704,785,694)

Total increase (decrease) in net assets		36,857,328		(434,088,740)		(850,743,128)

Net assets
Beginning of period		1,626,678,568		2,060,767,308		2,911,510,436

End of period		$1,663,535,896		$1,626,678,568		$2,060,767,308

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31, 2020[1]	Year ended April 30
CLASS A		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.12	$13.49	$14.33	$13.62	$12.71	$14.10
Net investment income (loss)	0.02	0.21 [2]	0.15 [2]	(0.12)	(0.09)	(0.11)
Net realized and unrealized gains (losses) on investments	0.43	(0.36)	0.04	1.08	1.20	(0.72)

Total from investment operations	0.45	(0.15)	0.19	0.96	1.11	(0.83)
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.06)	(0.25)	(0.20)	(0.37)
Net realized gains	0.00	(0.16)	(0.97)	0.00	0.00	(0.19)

Total distributions to shareholders	0.00	(0.22)	(1.03)	(0.25)	(0.20)	(0.56)
Net asset value, end of period	$13.57	$13.12	$13.49	$14.33	$13.62	$12.71
Total return[3]	3.43%	(1.26)%	1.96%	7.01%	8.86%	(5.78)%
Ratios to average net assets (annualized)
Gross expenses	1.21%[4]	1.22%[4]	1.18%[4,5]	0.82%[5]	0.80%[5]	0.82%[5]
Net expenses	1.05%[4]	1.05%[4]	1.04%[4,5]	0.82%[5]	0.80%[5]	0.82%[5]
Net investment income (loss)	1.22%[4]	1.54%[4]	1.08%[4,5]	(0.82)%[5]	(0.80)%[5]	(0.82)%[5]
Supplemental data
Portfolio turnover rate	13%[6]	109%[6]	189%[6]	0%[7]	0%[7]	1%[7]
Net assets, end of period (000s omitted)	$1,287,856	$1,253,699	$1,472,484	$1,348,107	$1,413,776	$1,578,517

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Return for the period of less than one year are not annualized.

[4]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.40%

[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.

[6]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31, 2020[1]	Year ended April 30
CLASS C		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.58	$12.99	$13.87	$13.17	$12.28	$13.61
Net investment income (loss)	0.01 [2,3]	0.11 [2]	0.03 [2]	(0.22)[2]	(0.19)[2]	(0.20)[2]
Net realized and unrealized gains (losses) on investments	0.42	(0.36)	0.06	1.03	1.18	(0.69)

Total from investment operations	0.43	(0.25)	0.09	0.81	0.99	(0.89)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.11)	(0.10)	(0.25)
Net realized gains	0.00	(0.16)	(0.97)	0.00	0.00	(0.19)

Total distributions to shareholders	0.00	(0.16)	(0.97)	(0.11)	(0.10)	(0.44)
Net asset value, end of period	$13.01	$12.58	$12.99	$13.87	$13.17	$12.28
Total return[4]	3.42%	(2.02)%	1.21%	6.16%	8.08%	(6.48)%
Ratios to average net assets (annualized)
Gross expenses	1.96%[5]	1.97%[5]	1.92%[5,6]	1.57%[6]	1.55%[6]	1.57%[6]
Net expenses	1.79%[5]	1.80%[5]	1.78%[5,6]	1.57%[6]	1.55%[6]	1.57%[6]
Net investment income (loss)	0.47%[5]	0.82%[5]	0.23%[5,6]	(1.57)%[6]	(1.55)%[6]	(1.57)%[6]
Supplemental data
Portfolio turnover rate	13%[7]	109%[7]	189%[7]	0%[8]	0%[8]	1%[8]
Net assets, end of period (000s omitted)	$118,081	$120,029	$237,096	$905,336	$1,232,098	$1,561,695

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Return for the period of less than one year are not annualized.

[5]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2020[1]	0.44%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.38%

[6]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.

[7]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

[8]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31, 2020[1]	Year ended April 30
CLASS R		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.02	$13.37	$14.20	$13.49	$12.58	$13.95
Net investment income (loss)	0.01 [2]	0.18 [2]	0.11 [2]	(0.15)[2]	(0.13)[2]	(0.14)[2]
Net realized and unrealized gains (losses) on investments	0.44	(0.37)	0.05	1.05	1.21	(0.71)

Total from investment operations	0.45	0.19	0.16	0.90	1.08	(0.85)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	(0.19)	(0.17)	(0.33)
Net realized gains	0.00	(0.16)	(0.97)	0.00	0.00	(0.19)

Total distributions to shareholders	0.00	(0.16)	(0.99)	(0.19)	(0.17)	(0.52)
Net asset value, end of period	$13.47	$13.02	$13.37	$14.20	$13.49	$12.58
Total return[3]	3.46%	(1.51)%	1.73%	6.70%	8.64%	(6.02)%
Ratios to average net assets (annualized)
Gross expenses	1.44%[4]	1.47%[4]	1.42%[4,5]	1.06%[5]	1.05%[5]	1.06%[5]
Net expenses	1.27%[4]	1.30%[4]	1.29%[4,5]	1.06%[5]	1.05%[5]	1.06%[5]
Net investment income (loss)	0.99%[4]	1.32%[4]	0.77%[4,5]	(1.06)%[5]	(1.05)%[5]	(1.06)%[5]
Supplemental data
Portfolio turnover rate	13%[6]	109%[6]	189%[6]	0%[7]	0%[7]	1%[7]
Net assets, end of period (000s omitted)	$4,318	$4,106	$7,619	$15,658	$20,244	$24,122

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.39%

[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.

[6]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31, 2020[1]	Year ended April 30
ADMINISTRATOR CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.29	$13.66	$14.49	$13.78	$12.84	$14.23
Net investment income (loss)	0.02 [2]	0.24 [2]	0.16 [2]	(0.09)[2]	(0.08)[2]	(0.09)[2]
Net realized and unrealized gains (losses) on investments	0.44	(0.37)	0.06	1.07	1.24	(0.73)

Total from investment operations	0.46	(0.13)	0.22	0.98	1.16	(0.82)
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.08)	(0.27)	(0.22)	(0.38)
Net realized gains	0.00	(0.16)	(0.97)	0.00	0.00	(0.19)

Total distributions to shareholders	0.00	(0.24)	(1.05)	(0.27)	(0.22)	(0.57)
Net asset value, end of period	$13.75	$13.29	$13.66	$14.49	$13.78	$12.84
Total return[3]	3.46%	(1.08)%	2.18%	7.10%	9.14%	(5.69)%
Ratios to average net assets (annualized)
Gross expenses	1.13%[4]	1.14%[4]	1.08%[4,5]	0.73%[5]	0.72%[5]	0.71%[5]
Net expenses	0.86%[4]	0.86%[4]	0.86%[4,5]	0.64%[5]	0.64%[5]	0.64%[5]
Net investment income (loss)	1.40%[4]	1.74%[4]	1.17%[4,5]	(0.64)%[5]	(0.64)%[5]	(0.64)%[5]
Supplemental data
Portfolio turnover rate	13%[6]	109%[6]	189%[6]	0%[7]	0%[7]	1%[7]
Net assets, end of period (000s omitted)	$21,628	$21,316	$31,610	$69,607	$92,600	$157,303

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.44%
Year ended April 30, 2019	0.38%

[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.

[6]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Asset Allocation Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31, 2020[1]	Year ended April 30
INSTITUTIONAL CLASS		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.14	$13.52	$14.36	$13.66	$12.74	$14.15
Net investment income (loss)	0.02	0.26 [2]	0.19 [2]	(0.06)[2]	(0.06)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	0.45	(0.38)	0.05	1.06	1.23	(0.72)

Total from investment operations	0.47	(0.12)	0.24	1.00	1.17	(0.78)
Distributions to shareholders from
Net investment income	0.00	(0.10)	(0.11)	(0.30)	(0.25)	(0.44)
Net realized gains	0.00	(0.16)	(0.97)	0.00	0.00	(0.19)

Total distributions to shareholders	0.00	(0.26)	(1.08)	(0.30)	(0.25)	(0.63)
Net asset value, end of period	$13.61	$13.14	$13.52	$14.36	$13.66	$12.74
Total return[3]	3.58%	(1.01)%	2.39%	7.33%	9.34%	(5.44)%
Ratios to average net assets (annualized)
Gross expenses	0.88%[4]	0.89%[4]	0.84%[4,5]	0.49%[5]	0.47%[5]	0.47%[5]
Net expenses	0.72%[4]	0.72%[4]	0.69%[4,5]	0.44%[5]	0.44%[5]	0.44%[5]
Net investment income (loss)	1.55%[4]	1.88%[4]	1.34%[4,5]	(0.44)%[5]	(0.44)%[5]	(0.44)%[5]
Supplemental data
Portfolio turnover rate	13%[6]	109%[6]	189%[6]	0%[7]	0%[7]	1%[7]
Net assets, end of period (000s omitted)	$231,652	$227,529	$311,958	$572,803	$672,544	$787,484

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2020[1]	0.45%
Year ended April 30, 2020	0.45%
Year ended April 30, 2019	0.38%

[5]	Ratios did not include any expenses from Asset Allocation Trust or its investments in underlying funds. Asset Allocation Trust did not have any net expenses.

[6]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Fund and unaffiliated securities and included in the portfolio turnover calculation.

[7]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Asset Allocation Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Fund Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

During the period, the Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020. Accordingly, this report includes activity for the period from May 1, 2020 to May 31, 2020 and the year ended April 30, 2020.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund may also invest directly in securities. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust. The financial statements for all other Underlying Funds are also publicly available on the SEC website at sec.gov.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Wells Fargo Asset Allocation Fund  |  25

Notes to financial statements

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, securities values, and foreign exchange rates and is subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

The aggregate cost of all investments for federal income tax purposes and net unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains

May 31, 2020	$1,579,880,028	$105,485,438	$(25,998,890)	$79,486,548

April 30, 2020	1,587,944,711	59,991,671	(29,957,739)	30,033,932

26  |  Wells Fargo Asset Allocation Fund

Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to foreign currency transactions. At May 31, 2020 and April 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings

May 31, 2020	$(496)	$496

April 30, 2020	28,932	(28,932)

Capital loss carryforwards available to offset future net realized capital gains were as follows:

	Short-term	Long-term

For the period from May 1, 2020 to May 31, 2020	$(24,218,326)	$(8,518,149)

Year ended April 30, 2020	(29,338,312)	0

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Asset Allocation Fund  |  27

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Investments in investment companies	$221,704,920	$0	$0	$221,704,920

Investments measured at net asset value*				1,426,888,338

	221,704,920	0	0	1,648,593,258

Futures contracts	26,730,030	0	0	26,730,030

Total assets	$248,434,950	$0	$0	$1,675,323,288

Liabilities

Futures contracts	$15,956,712	$0	$0	$15,956,712

Total liabilities	$15,956,712	$0	$0	$15,956,712

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investment in affiliated Master Portfolios are valued at $1,426,888,338. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$58,219,535	$0	$0	$58,219,535

Investment companies	251,410,260	0	0	251,410,260

Investments measured at net asset value*				1,301,877,516

	309,629,795	0	0	1,611,507,311

Futures contracts	21,148,703	0	0	21,148,703

Total assets	$330,778,498	$0	$0	$1,632,656,014

Liabilities

Futures contracts	$14,677,371	$0	$0	$14,677,371

Total liabilities	$14,677,371	$0	$0	$14,677,371

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investment in affiliated Master Portfolios are valued at $1,301,877,516. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the period from May 1, 2020 to May 31, 2020 and the year ended April 30, 2020, the Fund did not have any transfers into/out of Level 3.

28  |  Wells Fargo Asset Allocation Fund

Notes to financial statements

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation

Wells Fargo Disciplined International Developed Markets Portfolio	Seeks long-term capital appreciation

Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Factor Enhanced Emerging Market Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo International Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.30%

Next $500 million	0.28

Next $2 billion	0.26

Next $2 billion	0.24

Next $5 billion	0.23

Over $10 billion	0.22

For the period from May 1, 2020 to May 31, 2020 and the year ended April 30, 2020, the management fee was equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo Asset Allocation Fund  |  29

Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Administrator Class , Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolios and other Underlying Funds are included in the expense caps. Funds Management has committed through August 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.95% for Administrator Class shares, and 0.80% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges:

	Front-end sales charges	Contingent deferred sales charges

	Class A	Class C

For the period from May 1, 2020 to May 31, 2020	$1,607	$0

Year ended April 30, 2020	23,776	251

No contingent deferred sales charges were incurred by Class A shares for the period from May 1, 2020 to May 31, 2020 and the year ended April 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objectives by investing some of its investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in affiliated Underlying Funds and unaffiliated securities in which the Funds invest are actual aggregate purchases and sales of those investments.

	Purchases at cost		Sales proceeds

	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

For the period from May 1, 2020 to May 31, 2020	$0	$214,593,969	$0	$244,107,442

Year ended April 30, 2020	40,513,983	1,971,472,484	43,814,562	2,291,485,401

30  |  Wells Fargo Asset Allocation Fund

Notes to financial statements

6. DERIVATIVE TRANSACTIONS

For the period from May 1, 2020 to May 31, 2020 and the year ended April 30, 2020, the Fund entered into futures contracts for hedging purposes. The volume of the Fund’s futures contracts was as follows:

	Average notional balance

	Long futures	Short futures

For the period from May 1, 2020 to May 31, 2020	$109,826,554	$89,323,150

Year ended April 30, 2020	133,092,781	108,118,516

The cumulative unrealized gains (losses) reported in the table following each Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of May 31, 2020 and April 30, 2020 is reported separately on the Statements of Assets and Liabilities.

The fair value of derivative instruments as of May 31, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$26,730,030	*	Unrealized losses on futures contracts	$15,218,009	*

Foreign currency risk	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	738,703	*

		$26,730,030			$15,956,712

*	Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments.

The fair value of derivative instruments as of April 30, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$21,148,703	*	Unrealized losses on futures contracts	$14,677,371	*
*	Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Statements of Operations was as follows for Fund:

	For the period from May 1, 2020 to May 31, 2020		Year ended April 30, 2020

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(4,514,378)	$5,040,689	$(664,869)	$7,996,156

Foreign currency risk	0	(738,703)	1,056,103	1,013,248

Interest risk	0	0	(3,186,258)	0

	$(4,514,378)	$4,301,986	$(2,795,024)	$9,009,404

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the period from May 1, 2020 to May 31, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Asset Allocation Fund  |  31

Notes to financial statements

During the year ended April 30, 2020, the Fund had average borrowings outstanding of $73,495 at an average interest rate of 3.72% and paid interest in the amount of $2,734.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were as follows:

		Year ended April 30

	Year ended May 31, 2020[1]	2020	2019

Ordinary income	$0	$9,487,853	$8,689,804

Long-term capital gain	0	19,663,594	157,391,315

[1]	For the one month ended May 31, 2020. The Fund changed its fiscal year end from April 30 to May 31, effective May 31, 2020.

The components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Unrealized gains	Capital loss carryforward

For the period from May 1, 2020 to May 31, 2020	$29,874,980	$79,486,548	$(32,736,475)

Year ended April 30, 2020	19,715,942	30,033,932	(29,338,312)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the amendments during the current reporting period.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the affiliated Master Portfolios and securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

32  |  Wells Fargo Asset Allocation Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of May 31, 2020 and April 30, 2020, the related statements of operations for the one month period ended May 31, 2020 and for the year ended April 30, 2020, the statements of changes in net assets for the one month period ended May 31, 2020 and for each of the years in the two-year period ended April 30, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the one month period ended May 31, 2020 and for each of the years in the five-year period ended April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020 and April 30, 2020, the results of its operations for the one month period ended May 31, 2020 and for the year ended April 30, 2020, the changes in its net assets for the one month period ended May 31, 2020 and for each of the years in the two-year period ended April 30, 2020, and the financial highlights for the one month period ended May 31, 2020 and each of the years in the five-year period ended April 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020 and April 30, 2020, by correspondence with the custodian, borker and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 10, 2020

Wells Fargo Asset Allocation Fund  |  33

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 54.52% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $19,663,594 was designated as a 20% rate gain distribution for the fiscal year ended April 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $9,115,354 of income dividends paid during the fiscal year ended April 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended April 30, 2020, $6,320,212 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended April 30, 2020, $1,602,373 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended April 30, 2020, 7.84% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Asset Allocation Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Asset Allocation Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Asset Allocation Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Asset Allocation Fund  |  37

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

38  |  Wells Fargo Asset Allocation Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Asset Allocation Fund  |  39

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Asset Allocation Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Asset Allocation Fund  |  41

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

42  |  Wells Fargo Asset Allocation Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo & Company. All rights reserved.

PAR-0520-00381 06-20

SA224/AR224 04-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2020*	Fiscal year ended April 30, 2020	Fiscal year ended April 30, 2019
Audit fees	$15,000	$33,500	$42,840
Audit-related fees	—	—	—
Tax fees (1)	—	4,620	3,775
All other fees	—	—	—

	$15,000	$38,120	$46,615

*	Effective May 31, 2020, the Fund changed its fiscal year from April 30 to May 31.
(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Asset Allocation Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	July 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	July 10, 2020

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	July 10, 2020